Aquila Funds Trust
Aquila High Income Fund
Aquila Opportunity Growth Fund

Supplement dated March 15, 2022
to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated April 26, 2021

Effective April 26, 2022, the following disclosure replaces anything to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information:

Redemption of CDSC Class A Shares

Effective April 26, 2022, the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after April 26, 2022 will be calculated according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$1 million and up to $2.5 million	1%	1%
Over $2.5 million and up to $5 million	0.50 of 1%	0.25 of 1%
Over $5 million	None	None

AQL-AFTAPS-0422